UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SKYWORKS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SKYWORKS®

SKYWORKS SOLUTIONS, INC.
ATTN: CORPORATE SECRETARY
5260 CALIFORNIA AVENUE
IRVINE, CA 92617-3073

Your **Vote** Counts!

2021 Annual Meeting of

SKYWORKS SOLUTIONS, INC.

May 12, 2021, at 11:00 a.m. PDT
Exclusively via live audio webcast at
www.virtualshareholdermeeting.com/SWKS2021
Vote by 11:59 p.m. EDT on May 11, 2021
for shares held directly and by 11:59 p.m. EDT
on May 7, 2021 for shares held in a Plan.



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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 12, 2021

You invested in SKYWORKS SOLUTIONS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Annual Report and Proxy Statement online by visiting www.ProxyVote.com OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here to access the proxy materials and vote without entering a control number

Vote Virtually at the Meeting*

May 12, 2021
11:00 a.m. PDT

Virtually at:
www.virtualshareholdermeeting.com/SWKS2021

You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	To elect the following eight individuals nominated to serve as directors of the Company with terms expiring at the next Annual Meeting of Stockholders. **Nominees:**	
1a.	Alan S. Batey	For
1b.	Kevin L. Beebe	For
1c.	Timothy R. Furey	For
1d.	Liam K. Griffin	For
1e.	Christine King	For
1f.	David P. McGlade	For
1g.	Robert A. Schriesheim	For
1h.	Kimberly S. Stevenson	For
2.	To ratify the selection by the Company's Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2021.	For
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement.	For
4.	To approve the Company's Amended and Restated 2015 Long-Term Incentive Plan.	For
5.	To approve a stockholder proposal regarding supermajority voting provisions.	Neutral

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